SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         March 26, 2014
                        Date of Report
              (Date of Earliest Event Reported)

                 Peach Run Acquisition Corporation
      (Name of Registrant as Specified in its Charter)

Delaware                    000-55060		  46-3632127
(State or other      (Commission File Number)    (IRS Employer
jurisdiction                                    Identification No.)
of incorporation)

                    137 South Roberston Boulevard
                             Suite 129
                   Beverly Hills, California 90211
           (Address of Principal Executive Offices)


                        215 Apolena Avenue
                    Newport Beach, California 92662
           (Former Address of Principal Executive Offices)

                           818-299-0653
                (Registrant's Telephone Number)



ITEM 5.03     Amendments to Articles of Incorporation

    The shareholders of the Corporation and the Board of Directors unanimously approved the change of the Registrant's name to Southern Labs Inc. and filed such change with the State of Delaware.


                          SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                              PEACH RUN ACQUISITION CORPORATION


Date: March 26, 2014       /s/  James Cassidy
                                    President